UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                     SEPTEMBER 29, 2004 (SEPTEMBER 23, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                     1-13726                  73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


  6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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      (Address of principal executive offices)                   (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.1425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends our Current Report on Form 8-K filed September 28, 2004. It is filed solely for the purpose of filing the Certificate of Elimination referred to therein as an exhibit.


ITEM 9.01 - EXHIBITS

EXHIBIT NO.   DOCUMENT DESCRIPTION
-----------   --------------------
   3.1        Certificate of Elimination


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             CHESAPEAKE ENERGY CORPORATION



                                      By:     /S/ AUBREY K. MCCLENDON
                                              ---------------------------------
                                              Aubrey K. McClendon
                                              Chairman of the Board and
                                              Chief Executive Officer


Dated:        September 29, 2004

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